UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

New Horizons Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Equity markets in the U.S. and around the world experienced extraordinary volatility in the first half of 2009 but ended the period with small gains. Much of the first quarter was a continuation of 2008’s turbulent environment: extremely stressed credit markets, accelerating economic weakness, and a plummeting stock market. By midyear, conditions changed, and most markets were pricing in a global economic recovery beginning in late 2009, helping fixed-income and equity markets recover sharply. Investor psychology during the period swung from extreme despair in the first quarter to outright optimism by midyear as investors began to seek out—rather than shun—riskier assets. Small-cap growth stocks, the focus of your fund, were among the top performers since the March 9 market bottom.

The New Horizons Fund rose 15.51% for the six months ended June 30, 2009, outpacing the small-cap Russell 2000 Index as well as the more relevant Russell 2000 Growth Index, but it was only able to recover a small portion of last year’s large decline. Both small- and large-cap companies posted similar, modest six-month gains but got there in quite different ways. Small-caps fell more early in the year but then led the market recovery from the early March lows. Growth stocks outperformed significantly in the last six months after falling harder than the overall market in 2008. Growth stocks usually fall more in market downturns, but they rebound more sharply from the lows as investors seek out companies with the best earnings growth potential.

As shown in the Performance Comparison table, the fund outperformed its peer group, the Lipper Small-Cap Growth Funds Index for the six months—15.51% versus 13.14%. Lipper ranked the New Horizons Fund 120 out of 579, 131 out of 499, 91 out of 413, and 46 out of 215 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009. (Results will vary for other time periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

This year started off poorly. A market rally from the November 2008 lows petered out as accelerating economic weakness spooked investors. Gross domestic product (GDP) declined 6% in the fourth quarter of 2008, and economic data indicated the likelihood of a similar decline in 2009’s first quarter. Corporate earnings plummeted, aided by financial firms’ write-offs, and—for the first time ever—the S&P 500’s aggregate earnings were negative in the final quarter of 2008. Large losses at commercial and investment banks further undermined investor confidence, and equity markets reached new lows in early March 2009. U.S. Treasury securities continued to be the only safe haven. Credit spreads (the yield difference between Treasuries and other, riskier bonds with similar maturities) reached historic highs. At the March lows, the S&P 500 Index had declined 57% from peak to trough, creating the most severe bear market for U.S. stocks since the 1930s.

Fortunately (at least for the short run), the federal government took action. Late last year, it instituted the Troubled Asset Relief Program to help recapitalize the troubled banking industry. The Federal Reserve pulled out all the monetary policy stops, cutting the fed funds rate to close to 0% and instituting a massive buying program of mortgage-related securities. President Barack Obama and Congress passed a massive stimulus spending program approaching $1 trillion (unfortunately, most of this stimulus will reach the economy with a significant lag).

As prices of equities and riskier fixed-income securities got tremendously oversold and valuations fell to lows not seen in a generation, the markets reversed course in early March. Aided by the stabilization in the credit markets, U.S. and overseas equities began a record three-month recovery. The rally in stock prices helped investor psychology swing from abject fear to cautious optimism. The S&P 500, which fell 25.1% from year-end 2008 through the March 9 market low, rebounded 35.9% by midyear and ended the six months with a small 3.16% gain. The small-company Russell 2000 Index, perceived as riskier than the large-cap-dominated S&P 500, fell 31.3% through March 9 but rose 48.1% thereafter, also ending the period with a modest 2.64% gain.

By the end of the period, signs of economic stabilization were more evident, and a return to positive GDP growth by the end of 2009 seems likely. The housing market seems close to bottoming out, but a significant near-term upturn in housing prices and homebuilding activity is unlikely. Overall consumer spending has stopped getting worse. In the industrials sector, record-high cost-cutting has helped cushion the downturn somewhat, and inventories will need to be rebuilt from record-low levels. However, there seem to be no catalysts to ignite a sharp upturn in economic activity, and a slow and sluggish recovery seems likely. Unemployment continues to rise, and the jobless rate is likely to exceed 10%. The current trend of consumers and businesses saving rather than borrowing and spending may extend for years. Corporate profits are bottoming and are likely grow, but it may take three to four years to approach prior peaks. The near-collapse of our financial markets in late 2008 and early 2009 and the record destruction of personal and corporate net worth will leave a hangover that will not easily be forgotten for some time.

PORTFOLIO REVIEW

All sectors except industrials and business services contributed positively to the fund’s absolute returns. Information technology, the fund’s largest sector weighting, made the largest contribution by far, and consumer discretionary and health care stocks also made solid additions. In the information technology sector, semiconductors, software, and communications equipment stocks rebounded from their weak performance in the last half of 2008. Similarly, our energy holdings performed very well after sharp declines in the second half of last year.

Information technology companies posted tremendous gains despite weak consumer and business spending. At the end of 2008 and in early 2009, we experienced one of the most rapid and deep technology supply chain corrections in history. Semiconductor and component companies reduced their shipments of chips and parts as consumer electronics and computer product makers and distributors slashed inventories. The imbalance was unsustainable, and beginning late in the first quarter, the supply chain began to bounce back to meet end demand, albeit at lower absolute levels. Also, a number of our technology holdings managed to grow through the downturn, riding strong new product cycles into market share gains.

Palm, a pioneer in the smartphone market and one of our top five contributors, benefited from new management and a new hardware and software strategy. The successful release of the Palm Pre into the highly competitive smartphone market surprised skeptical investors, and the stock rose five-fold in the last six months. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The rebuilding of depleted inventories and better-than-expected fundamentals boosted our semiconductor and semiconductor equipment holdings. Communications chip maker PMC-Sierra was a top contributor as were Silicon Laboratories, FEI, and Rubicon Technology. PMC-Sierra benefited from new product cycles in phones and wireless infrastructure. In an environment of reduced revenues, Silicon Laboratories did well with its lineup of high-margin analog and digital chips used in video and audio products. Investors responded to news that federal stimulus money would be channeled into basic scientific and medical research and boosted FEI, the market leader in nanotechnology imaging and analysis systems used in the electronics, materials research, and life sciences markets. Rubicon Technology, a maker of materials used in energy-saving light-emitting diodes (LED), stands to benefit as LEDs become more popular in lighting, notebooks, and laptops.

Despite the generally challenging consumer spending environment, we had a number of strong performers in the consumer discretionary sector. O’Reilly Automotive, the fund’s second-largest holding at the end of the reporting period, held up well during the market downturn as consumers bought fewer new cars but spent more on maintaining their old cars. Several beaten-down consumer discretionary holdings, including J. Crew, Tempur-Pedic International, and P.F. Chang’s China Bistro, rebounded sharply in the six months as they tightened their belts to adapt to the challenging consumer spending environment.

Longtime fund investors know that we have done well over the years by investing in for-profit education companies. These companies have recurring revenues, are somewhat countercyclical, and benefit from the trend toward online education. Corinthian Colleges, Capella Education, and Apollo Group, which operates University of Phoenix, benefited from workers interested in making themselves more attractive in a tough job market by upgrading their education credentials and job skills. We added to our position in American Public Education, a provider of online post-secondary education focused primarily on serving the military and public service markets, and initiated one in Bridgeport Education, which provides primarily online courses but also offers campus-based higher education programs.

Our health care stocks, as a group, contributed positively. Henry Schein, our largest holding, was also the fund’s largest contributor. Although the domestic demand for dental and medical equipment and supplies moderated, aggressive cost cutting and accretive acquisitions enabled the company to report higher earnings and strong cash flow. Another strong performer was new holding IDEXX Laboratories, a leading provider of lab testing services to veterinarians. Even with the uncertainty surrounding the government’s health care reform efforts, the general environment for health care earnings remains favorable. In the life sciences area, Illumina, which develops genetic research technology systems, is benefiting from researchers increasing their genotyping and gene sequencing activities to treat diseases and develop new therapies. The tremendous boost in funding for the National Institutes of Health from the federal stimulus package means that more labs will be able to work on genetic research and will need Illumina’s products.

In telecommunication services, cell tower companies SBA Communications and Crown Castle International rebounded as concerns over high debt levels eased and investors focused more on the strong growth trends in wireless communications.

Our allocation to energy is relatively small, but the majority of our holdings performed very well. Deep-sea drilling systems company FMC Technologies, which got pummeled in the market downturn last year, was the portfolio’s second-best performer this period. A recovery in oil prices helped our oil and gas exploration and production companies such as Bill Barrett, Encore Acquisition, and Concho Resources.

Despite the generally good results for the period, some of the fund’s holdings had disappointing returns. Many of them were in the poorly performing industrials and business services sector and reflected the generally weak business environment. Industrial and do-it-yourself tool and heavy vehicle components company Actuant reduced its earnings guidance. Investors were disappointed as the company turned out to be more cyclical than many had thought. Huron Consulting Group, which had weak first-quarter earnings, fell as demand for its corporate, financial, and legal consulting business dropped off. Longtime waste disposal holding Waste Connections fell on profit taking and fears that rising gas prices would crimp margins.

Sector diversification did not change meaningfully. Information technology became our largest sector weighting, primarily through strong performance of holdings such as Palm, software holdings Taleo and RightNow Technologies, and a number of our semiconductor holdings. New technology positions were mostly software companies including Concur Technologies, EPIQ Systems, and Constant Contact. Health care, our second-largest sector, remained relatively stable, but we added several new names, including IDEXX Laboratories, distributor PSS World Medical, health care technology company Eclipsys, and biotechnology companies ONYX Pharmaceuticals and OSI Pharmaceuticals.

Our industrials and business services weighting fell the most due to trims of metering company ESCO Technologies, aerospace holding Teledyne Technologies, and business services companies CRA International and Corporate Executive Board.

OUTLOOK

The economic and market outlook entering the second half of the year is far different than it was at the beginning of 2009. The global recession has been deeper and has lasted longer than most forecasters expected. We are now clearly beyond the low point, and investors are trying to assess the pace and the extent of the economic recovery. Deflationary worries have been replaced by inflationary fears due to Washington’s massive fiscal and monetary stimulus programs. As for the financial markets, fear and risk avoidance dominated investor thinking in early 2009, but after the astounding market rebound between March and June, investors are once again buying riskier investments in search of higher returns.

The financial markets are now pricing in a global economic recovery, but we expect the pace of the upturn to be somewhat muted and perhaps disappointing to many investors. The damage caused by excessive levels of debt and leverage in the consumer, business, and financials sectors will take years to repair. The housing market, while bottoming, faces a long and slow recovery, and home prices are not likely to reach prior peaks for a long time. In the short to intermediate term, consumer spending will similarly remain under pressure, especially given high and rising unemployment. Businesses have done a very good job at controlling costs, but a meaningful near-term pickup in sales growth also seems unlikely. Record federal deficits (approaching $2 trillion this fiscal year) and the costs of pending health care reform pose additional challenges to the economic recovery. Democratic control of the White House and Congress raise the prospect of a greater government role in the economy and a threat of higher corporate and personal tax rates. In the short run, some investors may find themselves disappointed in a slower-than-anticipated pace of the economic upturn.

The recovery in the stock market has brought price/earnings (P/E) ratios and other valuation measures closer to historical norms, but as the economic recovery develops, we feel that improved earnings will lead to further gains in stock prices over the next several years.

As we expected, small-cap stocks in general and small-cap growth stocks in particular were market leaders from the March market lows. We expect this leadership to continue in the short run but are concerned that small-cap earnings have been far weaker than large-cap in the downturn and that small-cap valuations (on a P/E basis) are no longer particularly compelling compared with large-caps. The New Horizons Fund’s relative P/E compared with the S&P 500 on expected 12-month forward earnings is 1.60, very near its highest level in the past 25 years. However, the fund is largely positioned in small-cap growth companies that are not heavily dependent on the economic cycle and have long-term growth opportunities even in a slower growth recovery. We remain optimistic that our portfolio will continue to deliver attractive returns to our shareholders in the years ahead.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

July 24, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000’s total market capitalization. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 97.5%		
CONSUMER DISCRETIONARY 17.0%		
Distributors 0.6%		
LKQ Corporation (1)	1,750,000	28,787
		28,787
Diversified Consumer Services 3.9%		
American Public Education (1)	650,000	25,747
Apollo Group, Class A (1)	100,000	7,112
Bridgepoint Education (1)	1,250,000	21,250
Capella Education (1)(2)	942,884	56,526
Corinthian Colleges (1)	2,250,000	38,092
Grand Canyon Education (1)	380,000	6,376
K12 (1)	1,307,000	28,166
		183,269
Hotels, Restaurants & Leisure 3.5%		
Chipotle Mexican Grill, Class B (1)	350,000	24,427
Orient-Express, Class A	3,000,000	25,470
Panera Bread, Class A (1)	1,113,000	55,494
PF Chang's China Bistro (1)	1,100,000	35,266
Red Robin Gourmet Burgers (1)	300,000	5,625
Sonic (1)	600,000	6,018
WMS Industries (1)	300,000	9,453
		161,753
Household Durables 1.9%		
iRobot (1)	500,000	6,490
Ryland Group	980,000	16,425
Tempur-Pedic	2,051,800	26,817
Toll Brothers (1)	2,400,000	40,728
		90,460

Mariner Energy (1)	500,000	5,875
		85,142
Total Energy		298,891

FINANCIALS 6.4%

Capital Markets 2.0%

Cohen & Steers	445,700	6,663
GFI Group	914,800	6,166
Greenhill	275,000	19,858
Penson Worldwide (1)	535,100	4,789
Riskmetrics (1)	800,000	14,128
Trian Acquisition I, Equity Units (1)	1,420,000	14,022
Waddell & Reed Financial, Class A	1,000,000	26,370
		91,996

Commercial Banks 1.5%

Pinnacle Financial Partners (1)	800,000	10,656
Signature Bank (1)	1,230,000	33,358
SVB Financial (1)	300,000	8,166
Texas Capital Bancshares (1)	500,000	7,735
Western Alliance Bancorp (1)	1,362,900	9,322
		69,237

Diversified Financial Services 2.0%

GHL Acquisition, Equity Units (1)	1,642,000	17,290
Highlands Acquisition, Equity Units (1)	845,000	8,323
Liberty Acquisition, Equity Units (1)	1,805,000	16,787
MSCI, Class A (1)	1,500,000	36,660
Triplecrown Acquisition, Equity Units (1)	1,600,000	15,536
		94,596

Insurance 0.9%

Assured Guaranty	750,000	9,285
E-Health (1)	400,000	7,064

Infinity Property & Casualty	343,352	12,519
Max Capital	650,000	11,999
		40,867
Total Financials		296,696

HEALTH CARE 20.5%

Biotechnology 6.2%

Acadia Pharmaceuticals (1)	1,500,000	3,285
Acadia Pharmaceuticals, Warrants, 4/20/10 Acquisition Date: 4/20/05, Acquisition Cost $0 (1)(3)	520,000	0
Alexion Pharmaceutical (1)	1,025,000	42,148
Allos Therapeutics (1)	700,000	5,803
Amicus Therapeutics (1)	25,000	286
Array BioPharma (1)	1,150,000	3,611
BioMarin Pharmaceutical (1)	1,350,000	21,073
Cubist Pharmaceuticals (1)	136,300	2,498
deCODE genetics (1)(2)	3,418,500	1,812
Dyadic International (1)	1,000,000	700
Dyadic International, Warrants, 5/30/10 Acquisition Date: 12/1/06, Acquisition Cost $0 (1)(3)	160,000	0
EPIX Pharmaceuticals (1)(2)	2,770,000	395
Human Genome Sciences (1)	460,660	1,317
Idenix Pharmaceuticals (1)	1,025,000	3,772
Incyte (1)(2)	5,327,400	17,527
Infinity Pharmaceuticals (1)	719,363	4,201
InterMune (1)	350,000	5,320
Lexicon Pharmaceuticals (1)	2,750,000	3,410
Medarex (1)	1,350,000	11,273
Momenta Pharmaceuticals (1)	1,600,000	19,248
Myriad Genetics (1)	450,000	16,043
ONYX Pharmaceuticals (1)	500,000	14,130
OSI Pharmaceuticals (1)	392,229	11,073
Pharmasset (1)(2)	1,009,502	11,357

Regeneron Pharmaceuticals (1)	1,750,000	31,360
Seattle Genetics (1)	1,200,000	11,664
Senomyx (1)(2)	1,975,000	4,167
Vertex Pharmaceuticals (1)	1,150,000	40,986
		288,459
Health Care Equipment & Supplies 2.5%		
ArthroCare (1)	483,492	5,222
Conceptus (1)(2)	1,625,000	27,462
IDEXX Laboratories (1)	450,000	20,790
Immucor (1)	675,000	9,288
Lemaitre Vascular (1)	500,000	1,580
Masimo (1)	127,000	3,062
ResMed (1)	800,000	32,584
Stereotaxis (1)	1,250,000	4,850
Wright Medical (1)	600,000	9,756
		114,594
Health Care Providers & Services 8.1%		
AMERIGROUP (1)	2,000,000	53,700
Catalyst Health Solutions (1)	1,250,000	31,175
Centene (1)	1,085,231	21,683
Coventry Health Care (1)	2,000,000	37,420
DaVita (1)	475,000	23,493
Healthways (1)	1,082,683	14,562
Henry Schein (1)	3,650,000	175,017
PSS World Medical (1)	750,000	13,883
VCA Antech (1)	225,000	6,008
		376,941
Health Care Technology 0.9%		
Eclipsys (1)	750,000	13,335
HealthStream (1)(2)	2,357,000	5,940
MedAssets (1)	1,050,000	20,422

Vital Images (1)	326,844	3,710
		43,407
Life Sciences Tools & Services 1.6%		
Exelixis (1)	3,650,000	17,775
Illumina (1)	1,500,000	58,410
		76,185
Pharmaceuticals 1.2%		
Alexza Pharmaceuticals (1)	800,000	1,896
Cadence Pharmaceuticals (1)	1,436,100	14,347
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $16 (1)(3)	131,000	282
Cardiome Pharma (1)	1,000,000	3,720
Medicines Company (1)	902,300	7,570
Myriad Pharmaceuticals (1)	112,500	523
Optimer Pharmaceuticals (1)	704,900	10,552
Xenoport (1)	750,000	17,378
		56,268
Total Health Care		955,854
INDUSTRIALS & BUSINESS SERVICES 16.3%		
Aerospace & Defense 1.6%		
HEICO, Class A	725,000	21,213
Moog, Class A (1)	658,035	16,984
Teledyne Technologies (1)	350,000	11,463
Transdigm Group (1)	200,000	7,240
Triumph	500,000	20,000
		76,900
Air Freight & Logistics 0.5%		
Clark Holdings, Equity Units (1)(2)	954,000	663
Clark Holdings, Warrants, 2/15/11 (1)(2)	590,000	0

Hub Group, Class A (1)	1,000,000	20,640
		21,303
Airlines 0.5%		
Allegiant Travel (1)	550,000	21,802
		21,802
Building Products 0.1%		
Builders FirstSource (1)	1,000,000	4,160
		4,160
Commercial Services & Supplies 3.6%		
American Reprographics (1)	500,000	4,160
EnerNOC (1)	1,000,000	21,670
GEO (1)	1,000,000	18,580
IHS (1)	550,000	27,429
Innerworkings (1)	500,000	2,375
Mobile Mini (1)(2)	2,200,000	32,274
Waste Connections (1)	2,375,000	61,536
		168,024
Electrical Equipment 0.6%		
Acuity Brands	700,000	19,635
GT Solar International (1)	1,350,000	7,182
		26,817
Industrial Conglomerates 1.9%		
Roper Industries	1,958,600	88,744
		88,744
Machinery 1.6%		
Actuant, Class A (2)	3,000,000	36,600
Colfax (1)	1,250,000	9,650
Energy Recovery (1)	600,000	4,248
ESCO Technologies (1)	100,000	4,480

Computers & Peripherals 0.3%		
Intevac (1)(2)	1,600,000	13,936
		13,936
Electronic Equipment, Instruments & Components 2.2%		
DTS (1)	644,262	17,440
FARO Technologies (1)(2)	1,200,000	18,636
IPG Photonics (1)	500,000	5,485
Itron (1)	150,000	8,261
National Instruments	750,000	16,920
Orbotech (1)	1,000,000	8,650
Sunpower (1)	250,000	6,660
Trimble Navigation (1)	1,000,000	19,630
		101,682
Internet Software & Services 3.0%		
Art Technology (1)	4,000,000	15,200
Bankrate (1)	413,300	10,432
Constant Contact (1)	400,000	7,936
Digital River (1)	550,000	19,976
Omniture (1)	2,250,000	28,260
OpenTable (1)	44,000	1,327
Rackspace Hosting (1)	400,000	5,544
SAVVIS (1)	1,700,000	19,482
SoundBite Communications (1)	500,000	1,185
Taleo, Class A (1)	1,100,000	20,097
The Knot (1)	1,100,000	8,668
WebMD Health (1)	120,000	3,590
		141,697
IT Services 4.3%		
Genpact (1)	900,000	10,575
Global Payments	2,000,000	74,920
Heartland Payment Systems (2)	1,000,000	9,570

Kratos Defense & Security Solutions (1)	5,000,000	4,450
Neustar, Class A (1)	1,375,000	30,470
Paychex	98,000	2,470
Perot Systems, Class A (1)	1,100,000	15,763
RightNow Technologies (1)	975,000	11,505
SkillSoft, ADR (1)	3,000,000	23,400
TNS (1)	800,000	15,000
		198,123
Semiconductor & Semiconductor Equipment 5.9%		
Advanced Analogic Technologies (1)	750,000	3,443
Altera	600,000	9,768
Analog Devices	700,000	17,346
Atheros Communications (1)	500,000	9,620
Cavium Networks (1)	800,000	13,448
Cognex	1,050,000	14,836
Cymer (1)	600,000	17,838
FEI (1)	1,650,000	37,785
Formfactor (1)	500,000	8,620
Intersil, Class A	1,500,000	18,855
Maxim Integrated Products	500,000	7,845
Mellanox Technologies (1)	1,300,000	15,639
PDF Solutions (1)	1,000,000	2,550
PMC-Sierra (1)	3,000,000	23,880
Rubicon Technology (1)	860,000	12,281
Semtech (1)	750,000	11,932
Silicon Laboratories (1)	700,000	26,558
Teradyne (1)	1,750,000	12,005
TranSwitch (1)	1,200,000	594
Xilinx	500,000	10,230
		275,073
Software 6.2%		
Ariba (1)	1,050,000	10,332

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/09	Value 12/31/08
Actuant, Class A	$ -	$ -	$ -	$ 36,600	$ 57,060
Advisory Board	-	5,687	-	25,700	24,802
Airspan Networks	-	-	-	270	273
Bottomline Technologies	14	-	-	13,515	10,636
Capella Education	9,247	2,726	-	56,526	*
Christopher & Banks	-	-	235	13,152	10,976
Clark Holdings Equity Units	-	-	-	663	668
Clark Holdings Warrants, 2/15/11	-	-	-	-	6
Conceptus	-	-	-	27,462	24,733
deCODE genetics	-	-	-	1,812	632
EPIX Pharmaceuticals	-	-	-	395	2,853
FARO Technologies	-	-	-	18,636	20,232
FEI	-	-	-	**	26,404
FGX International	769	-	-	14,452	16,488
Global Brands Acquisition, Equity Units	-	-	-	14,219	*
Global Traffic Network	777	-	-	4,629	5,840
Glu Mobile	-	-	-	2,500	1,000
HealthStream	-	-	-	5,940	5,492
Heartland Payment Systems	-	30,754	68	9,570	38,511
Highlands Acquisition Equity Units	-	-	-	**	7,837
Huron Consulting	-	-	-	**	57,270
Incyte	-	-	-	17,527	20,191
Infinity Property & Casualty	-	-	-	**	16,356
Interline Brands	-	-	-	23,940	18,603

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $38,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $482,818,000 and $564,297,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $143,922,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $2,437,000 of unused capital loss carryforwards, of which $2,437,000 expire in fiscal 2010. Further, $1,219,000 of the fund’s unused capital loss carryforwards that were acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use.

At June 30, 2009, the cost of investments for federal income tax purposes was $4,310,815,000. Net unrealized gain aggregated $348,344,000 at period-end, of which $1,216,219,000 related to appreciated investments and $867,875,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $844,000 for T. Rowe Price Services, Inc., and $1,624,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2009, the fund was charged $92,000 for shareholder servicing costs related to the college savings plans, of which $61,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T.Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2009, the fund was allocated $56,000 of Spectrum Funds’ expenses and $615,000 of Retirement Funds’ expenses. Of these amounts, $483,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds and 12% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 156,889 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009